EXHIBIT 10.1
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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of June , 2000, by and among PARAGON TECHNOLOGIES, INC., (formerly known as SI Handling Systems, Inc.), a Pennsylvania corporation, with headquarters located at 600 Kuebler Road, Easton, Pennsylvania 18040 (the "Company"), and the individuals identified on Exhibit A attached hereto (the "Investors").

                                    WHEREAS:

         A. The Company issued an aggregate of 481,284 shares of the Company's common stock (the "Common Stock") pursuant to the Stock Purchase Agreement dated as of August 6, 1999 among SI Handling Systems, Inc., Ermanco Incorporated ("Ermanco") and the Investors (the "Stock Purchase Agreement").

         B. The Company executed certain promissory notes in the original aggregate principal amount of $3,000,000, each dated September 30, 1999 (the "Promissory Notes") in favor of the Investors, pursuant to which the Company is obligated to make payments of interest on a quarterly basis. The Company may elect to make the interest payment in shares of Common Stock, provided however, that the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder as amended or supplemented from time to time, or any successor thereto (the "1933 Act"), and applicable state securities laws, subject to the conditions contained herein;

         C. In connection with the Stock Purchase Agreement, the Company agreed to provide certain piggyback registration rights under the 1933 Act, and applicable state securities laws, subject to the conditions contained herein;

         D. The Company and the Investors are entering into this Agreement to set forth the terms and conditions under which the Company will file and maintain the effectiveness of a shelf registration statement for the Registrable Securities.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Company and the Investors hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings unless the context shall otherwise require:

              a. "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

              b. "Registrable Securities" means the Shares and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

              c. "Registration Period" means the period beginning on the date on which the initial Registration Statement filed under this Agreement is declared effective by the SEC and ending on the date which is the earlier of:
(i) the date on which all of the Registrable Securities have been sold pursuant to any Registration Statement, whether filed pursuant to this Agreement or otherwise; and (ii) the first date on which public sale of any of the Registrable Securities is permitted pursuant to Rule 144 or any other rule or regulation permitting public sale without registration under the 1933 Act (in any case, as amended or supplemented, or any successors thereto).

              d. "Registration Statement" means a registration statement of the Company under the 1933 Act.

              e. "Shares" means the Common Stock issued pursuant to the Stock Purchase Agreement and the interest paid to the Investors as shares of Common Stock.

         2.   REGISTRATION.  The Company shall use its  commercially  reasonable
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efforts to effect the  registration of all of the Registrable  Securities  under the 1933 Act on a Registration Statement on Form S-3, to obtain effectiveness of the Registration Statement filed to effect such registration as soon as reasonably practicable thereafter, and to continue to use such commercially reasonable efforts to maintain such effectiveness for the Registration Period, subject to the provisions of Sections 4 and 5 hereof. Notwithstanding anything herein to the contrary, the Company shall have no obligation to file a Registration Statement or maintain the effectiveness of a Registration Statement if it is, or at any time becomes, ineligible to use short form registration on Form S-3.

         3.   REGISTRATION PROCEDURES.  In connection with the registration of
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the Registrable Securities, pursuant to Section 2, the Company shall:

              a. prepare and file with the SEC a Registration Statement with respect to the Registrable Securities, as expeditiously as is reasonably practicable, and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 until the expiration of the Registration Period;

              b. use its commercially reasonable efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the Company's obligations under the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

              c. furnish to the Investors (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents in the Company's possession as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors;

              d. use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States, to the extent required pursuant to such laws, and as the Investors who hold an interest in the Registrable Securities being offered reasonably request, provided, however, that the Company shall not for any purpose be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders;

              e. as promptly as practicable after becoming aware of such event, notify the Investors of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investors as the Investors may reasonably request;

              f.   use its  commercially  reasonable  efforts to  prevent  the
issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  a
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investors of the issuance of such order and the resolution thereof;

              g. make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

              h. provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement; and

              i. use its commercially reasonable efforts to list the Registrable Securities covered by any Registration Statement filed under this Agreement with the securities exchange or to cause such Registrable Securities to be designated or approved for designation as a national market system security on the inter-dealer quotation system on which the Common Stock is then listed or designated.

         4.   LIMITATIONS ON REGISTRATION RIGHTS; HOLDBACK. Notwithstanding
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anything to the contrary contained in this Agreement:

              a. The Company may delay the filing, suspend the effectiveness of a Registration Statement under Section 2(a) or require the Investors to suspend sales or other dispositions of Registrable Securities under an effective Registration Statement for such time as may be required by the Company, (i) if in the Company's Board of Directors' judgment, the sale of Registrable Securities pursuant thereto would interfere with or be detrimental to a planned offering, by the Company of any of the Company's securities, (ii) if in the Company's Board of Directors' judgment, the sale of Registrable Securities thereunder would have a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of the Company; or (iii) for such time as may be required by the Company at any time when the Company is engaged in discussions concerning any merger, financing, business combination, sale of the Company or any similar transaction or when the Company would be required to disclose in such Registration Statement material information that it would not otherwise be required to disclose in its filings with the SEC pursuant to the Securities Exchange Act of 1934, and the rules and regulations thereunder as amended or supplemented from time to time, or any successor thereto (the "1934 Act") and that it has not then disclosed in such filings with the SEC (an "Allowed Delay"). In the event of an Allowed Delay, the Company shall promptly (x) notify the Investors in writing (a "Delay Notice") of the existence (but not the substance) of material non-public information giving rise to an Allowed Delay and (y) advise the Investors in writing to cease all sales under the Registration Statement until the expiration of the period provided for in the Delay Notice. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto.

              b. If during any period when a Registration Statement covering Registrable Securities filed pursuant to Section 2(a) is effective, the Company proposes to file a Registration Statement on Forms S-1 or S-4 (or any of their respective successor forms), then the Company shall have the right to terminate the effectiveness of the Registration Statement covering such Registrable Securities for a period of not more than one hundred and eighty (180) days. During such one hundred and eighty (180) day period the Company shall use reasonable efforts to prepare and file a Registration Statement covering the shares of Common Stock sought to be registered by the Company and the Registrable Securities for which such Registration Statement was filed pursuant to Section 2(a). In any such event, the Investors shall include such Registrable Securities in the Company Registration Statement.

              c. If the Company shall at any time register any of its securities under the 1933 Act, for offer or sale to the public, then the Investors shall not make any short sale of, grant an option for the sale, assignment, transfer, pledge, hypothecation, gift or other disposition of any Registrable Securities (other than for the public sale of those Registrable Securities included in and sold pursuant to such registration) without the prior written consent of the Company for such period as may be designated by the Company, or, if the registration shall be, in whole or in part, an underwritten offering, the managing underwriter, in writing to the Investors; provided that no such period shall begin more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offer or sale will be made and shall not last more than one hundred and eighty (180) days after the effective date of such registration statement.

              d. The Company shall use its commercially reasonable efforts to keep the Registration Statement effective during the requisite period unless
(i) required by applicable law to suspend the effectiveness of the Registration Statement, (ii) the continued effectiveness of the Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company and the holders of its outstanding Common Stock, or (iii) the Board of Directors shall have determined in good faith that there is a valid business purpose or reason for such suspension.


         5.   OBLIGATIONS OF THE INVESTORS. In connection with the registration
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of the Registrable Securities, the Investors shall:

              a.   furnish  to  the  Company  a  Questionnaire   for  Selling
Shareholders in the form attached to this Agreement as Exhibit B and such other information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request;

              b. cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

              c. upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until, in the case of an event of the kind described in Section 3(e), the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or, in the case of an event of the kind described in Section 3(f), written notification by the Company of the resolution of the event and authority to continue the disposition of Registrable Securities pursuant to the Registration Statement, and, if so directed by the Company, deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investors' possession, of the prospectus covering such Registrable Securities current at the time of receipt of the notice of the happening of an event as described in Section 3(e) or 3(f);

              d. notify the Company of its desire to sell Registrable Securities pursuant to the Registration Statement filed under this Agreement at least three (3) business days prior to any intended sale of such Registrable Securities pursuant to such Registration Statement;

              e. upon receipt of any Delay Notice, immediately discontinue disposition of Registrable Securities until the expiration of the Delay Period or any extension thereof pursuant to a subsequent Delay Notice;

              f. sell, transfer and otherwise dispose of the Registrable Securities only through broker and dealer transactions; and

              g. comply with all applicable laws and regulations in connection with any sale, transfer or other disposition of Registrable Securities.

         6.   EXPENSES  OF  REGISTRATION.  All  reasonable  expenses, other than
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underwriting  fees,  discounts  and  commissions  (which  shall  be borne by the
Investors), incurred in connection with registrations, filings or qualifications pursuant to the Company's obligations under Section 2 and 3 including, without limitation, all registration, listing and qualifications fees, printers and the Company's accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

         7.   INDEMNIFICATION. In the event any Registrable Securities are
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included in a Registration Statement under this Agreement:

              a.   To the extent permitted by law, the Company will indemnify, hold harmless and defend the Investors, each of the Investors' directors, officers, partners, employees, agents and each person who controls the Investors within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "Investor Indemnified Person"), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims are caused by: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (the matters in the foregoing clauses (i) and (ii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 7(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (x) shall not apply to a Claim to the extent it is caused by a Violation which is based upon or arises out of information furnished in writing to the Company by any Indemnified Person or agent for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus or prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained therein was corrected on a timely basis in the final prospectus or a corrected prospectus, as then amended or supplemented, such final or corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

              b. In connection with any Registration Statement in which the Investors are participating, the Investors will indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 7(a), the Company, each of its directors, officers, employees, agents and each person who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, a "Company Indemnified Person"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim is caused by any Violation, in each case to the extent (and only to the extent) that such Violation is based upon or arises out of written information furnished to the Company by the Investors or agent for the Investors expressly for use in connection with such Registration Statement; and subject to Section 7(c) the Investors will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 7(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld; provided, further, however, that the Investors shall be liable under this Agreement (including this Section 7(b) and Section 8) for only that amount as does not exceed the net proceeds (i.e., after deduction of selling commissions and discounts) to the Investors as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 7(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

              c.   Promptly after receipt by an Investor Indemnified Person or a Company Indemnified Person (as applicable, an "Indemnified Person") under this
Section  7  of  notice  of  the  commencement  of  any  action   (including  any
governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying person under this Section 7, deliver to the indemnifying person a written notice of the commencement thereof, and the indemnifying person shall have the right to participate in, and, to the extent the indemnifying person so desires, jointly with any other indemnifying person similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying person and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying person, if, in the reasonable opinion of counsel retained by the indemnifying person, the representation by such counsel of the Indemnified Person and the indemnifying person would be inappropriate due to actual or likely differing interests between such Indemnified Person and any other person represented by such counsel in such proceeding. The indemnifying person shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by the persons and entities identified on Schedule A attached to this Agreement holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the
Investors is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying person within a reasonable time of the commencement of any such action shall not relieve such indemnifying person of any liability to the Indemnified Person under this Section 7, except to the extent that the indemnifying person is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         8. CONTRIBUTION. To the extent any indemnification by an indemnifying person is prohibited or limited by law, the indemnifying person agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 7, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities and provided, further, that such contribution shall be made in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Investors on the other, in connection with the statements or omissions which resulted in such claims.

         9.   REPORTS UNDER THE 1934 ACT.  With a view to making  available to
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the Investors the benefits of Rule 144  promulgated  under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell restricted securities of the Company to the public without registration ("Rule 144"), the Company shall use its commercially reasonable efforts to:

              a. make and keep public information available, as those terms are understood and defined in Rule 144; and

              b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

         10.  AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may
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be amended and the observance  thereof may be waived  (either  generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investors holding a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon the Investors and the Company.

         11.  MISCELLANEOUS.
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              a.   Notices  required or permitted to be given  hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid, if to the Company:

                                    Paragon Technologies, Inc.
                                    600 Kuebler Road,
                                    Easton, Pennsylvania 18040
                                    Attention:  Chief Financial Officer
                                    Telecopy:  (610) 252-3102

                                    with a copy to:

                                    Pepper Hamilton LLP
                                    Suite 400
                                    1235 Westlakes Drive
                                    Berwyn, PA  19312
                                    Attention: Jeffrey P. Libson, Esquire
                                    Telecopy: (610) 640-7825

                                    if to the Investors:

                                    Leon C. Kirschner
                                    Ermanco Incorporated
                                    6870 Grand Haven Road
                                    Spring Lake, MI 49456
                                    Telecopy:  (231) 798-8322

or at such other address as each such party furnishes to the Company by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt, when by overnight courier, or the business day after delivery or drop off with such courier, and, when so sent by certified mail, four (4) days after deposit with the United States Postal Service.

              b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              c. This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within Pennsylvania. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the Eastern District of Pennsylvania with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

              d. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

              e. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided that the Investors shall not have the right to assign their rights under this Agreement.

              f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Company and the Investors have caused this Agreement to be duly executed as of the date first above written.

                                              PARAGON TECHNOLOGIES, INC.


                                              By:_______________________________
                                              Name:_____________________________
                                              Its:______________________________


                                              INVESTOR


                                              By:_______________________________

                                    EXHIBIT A

                                    INVESTORS


Steven Shulman
Leon C. Kirschner
Thomas C. Hubbell
Lee F. Schomberg
Guy G. Hollister
Wilton W. Wyman, Jr.
Gordon A. Hellberg
Andrew Knaut
Thomas L. Bergy
Robert R. Nezbeth
Donald H. Kloosterhouse
James J. Bronsema
John R. Planteroth
William C. Pipp